                                                                                                                    Exhibit 99(i)

                                MERRILL LYNCH & CO., INC.
                           PRELIMINARY UNAUDITED EARNINGS SUMMARY

                                                              For Three Months Ended                        Increase / (Decrease)
                                                  September 26,         June 27,     September 27,               3Q97 Versus
[In millions, except per share amounts]                1997              1997            1996                2Q97          3Q96
                                                  -------------      ------------    -------------     --------------  ----------
Revenues:
  Commissions                                     $     1,244         $    1,078     $       860             15.4%         44.7%
  Interest and Dividends                                4,397              4,330           3,357              1.6          31.0
  Principal Transactions                                  951              1,151             818            (17.4)         16.2
  Investment Banking                                      691                625             471             10.5          46.7
  Asset Management and Portfolio Service Fees             722                670             570              7.7          26.6
  Other                                                   141                157             125            (10.0)         13.0
                                                  -------------      ------------   --------------     ------------    ----------
  Total Revenues                                        8,146              8,011           6,201              1.7          31.4

  Interest Expense                                      4,153              4,044           3,108              2.7          33.6
                                                  -------------      ------------   --------------     ------------    ----------
  Net Revenues                                          3,993              3,967           3,093              0.7          29.1
                                                  -------------      ------------   --------------     ------------    ----------

Non-Interest Expenses:
  Compensation and Benefits                             2,008              2,004           1,612              0.2          24.6
  Communications and Equipment Rental                     175                170             141              2.9          24.1
  Occupancy                                               124                124             116             (0.2)          6.6
  Depreciation and Amortization                           115                108             104              6.5          10.9
  Professional Fees                                       211                197             152              7.2          39.2
  Advertising and Market Development                      145                156             125             (7.2)         15.9
  Brokerage, Clearing, and Exchange Fees                  137                112             103             22.9          32.9
  Other                                                   307                312             218             (1.6)         40.5
                                                  -------------      ------------   --------------     ------------    ----------
  Total Non-Interest Expenses                           3,222              3,183           2,571              1.3          25.3
                                                  -------------      ------------   --------------     ------------    ----------

Earnings Before Income Taxes and Dividends
 on Preferred Securities Issued by Subsidiaries           771                784             522             (1.7)         47.7

Income Tax Expense                                        266                290             191             (8.5)         38.8
Dividends on Preferred Securities Issued
 by Subsidiaries                                           12                 13             -               (2.9)          N/M
                                                  -------------      ------------   --------------     ------------    ----------
Net Earnings                                      $       493        $       481    $        331              2.4          49.0
                                                  -------------      ------------   --------------     ------------    ----------
                                                  -------------      ------------   --------------     ------------    ----------
Preferred Stock Dividends                         $         9        $         9    $         12                -         (17.1)
                                                  -------------      ------------   --------------     ------------    ----------
Net Earnings Applicable to Common
 Stockholders                                     $       484        $       472    $        319              2.5          51.4
                                                  -------------      ------------   --------------     ------------    ----------
                                                  -------------      ------------   --------------     ------------    ----------
Earnings per Common Share (A):
 Primary                                                $1.25              $1.24           $0.84              0.8          48.8
 Fully Diluted                                          $1.24              $1.23           $0.84              0.8          47.6


Average Shares (A):
 Primary                                                387.6              379.4           378.4              2.2           2.4
 Fully Diluted                                          389.7              384.4           381.3              1.4           2.2


(A) All share and per share amounts have been restated for the two-for-one common stock split, effected in the form of a 100% stock dividend, paid on May 30, 1997.

Note:  Percentages are based on actual numbers before rounding.


                                                                                                          Exhibit 99(i)
                                           MERRILL LYNCH & CO., INC.
                                    PRELIMINARY UNAUDITED EARNINGS SUMMARY

                                                                  For Nine Months Ended
                                                           September 26,       September 27,
[In millions, except per share amounts]                        1997                 1996          Inc / (Dec)
                                                          ---------------      --------------    -------------
Revenues:
 Commissions                                              $      3,437         $      2,819            21.9%
 Interest and Dividends                                         12,575                9,407            33.7
 Principal Transactions                                          3,166                2,709            16.8
 Investment Banking                                              1,924                1,428            34.7
 Asset Management and Portfolio Service Fees                     2,038                1,661            22.7
 Other                                                             468                  386            21.4
                                                          --------------       --------------    ------------
  Total Revenues                                                23,608               18,410            28.2

  Interest Expense                                              11,807                8,675            36.1
                                                          --------------       --------------    ------------
  Net Revenues                                                  11,801                9,735            21.2
                                                          --------------       --------------    ------------
Non-Interest Expenses:
 Compensation and Benefits                                       6,000                5,044            19.0
 Communications and Equipment Rental                               503                  409            23.1
 Occupancy                                                         368                  345             6.7
 Depreciation and Amortization                                     328                  300             9.3
 Professional Fees                                                 606                  422            43.5
 Advertising and Market Development                                445                  364            22.3
 Brokerage, Clearing, and Exchange Fees                            367                  310            18.2
 Other                                                             862                  650            32.7
                                                          --------------       --------------    ------------
 Total Non-Interest Expenses                                     9,479                7,844            20.9
                                                          --------------       --------------    ------------
Earnings Before Income Taxes and Dividends
 on Preferred Securities Issued by Subsidiaries                  2,322                1,891            22.8

Income Tax Expense                                                 847                  717            18.0
Dividends on Preferred Securities Issued
 by Subsidiaries                                                    35                    -             N/M
                                                          --------------       --------------    ------------
Net Earnings                                              $      1,440         $      1,174            22.7
                                                          --------------       --------------    ------------
                                                          --------------       --------------    ------------
Preferred Stock Dividends                                 $         30         $         35           (14.5)
                                                          --------------       --------------    ------------
Net Earnings Applicable to Common
 Stockholders                                             $      1,410         $      1,139            23.8
                                                          --------------       --------------    ------------
                                                          --------------       --------------    ------------
Earnings per Common Share (A):
 Primary                                                         $3.66                $2.96            23.6
 Fully Diluted                                                   $3.62                $2.95            22.7

Average Shares (A):
 Primary                                                         385.4                385.3              -
 Fully Diluted                                                   389.5                386.5             0.8


(A) All share and per share amounts have been restated for the two-for-one common stock split, effected in the form of a 100% stock dividend, paid on May 30, 1997.

Note:  Percentages are based on actual numbers before rounding.


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